UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

[X]	Filed by the Registrant
[ ]	Filed by a Party other than the Registrant

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 167; 240.14a-12

MYLAN LABORATORIES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11. [/td] [/tr]

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

June 25, 2004

Dear Shareholder:

      You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Mylan Laboratories Inc., at 10:00 a.m. Eastern time on Friday, July 30, 2004, at the Hilton Garden Inn, 1000 Corporate Drive, in Canonsburg, Pennsylvania. Details about the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement.

      It is important that your shares be represented at the Annual Meeting, whether or not you attend the meeting and regardless of the number of shares you own. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the Annual Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided, or by casting your vote over the Internet as described in the Proxy Statement.

      I look forward to seeing you at the meeting.

Sincerely,

Robert J. Coury
Vice Chairman and Chief Executive Officer

*IMPORTANT NOTICE REGARDING ADMISSION TO THE MEETING*

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE NOTE THAT SPACE LIMITATIONS MAKE IT NECESSARY TO LIMIT ATTENDANCE TO SHAREHOLDERS AND ONE GUEST PER SHAREHOLDER. EACH SHAREHOLDER AND GUEST WILL BE ASKED TO PRESENT VALID PHOTO IDENTIFICATION, SUCH AS A DRIVER’S LICENSE OR PASSPORT.

IN ADDITION, EACH SHAREHOLDER MUST PRESENT HIS OR HER ADMISSION TICKET, WHICH IS THE TOP PORTION OF THE ENCLOSED PROXY CARD. PLEASE TEAR OFF THE TICKET AT THE PERFORATION. ONE ADMISSION TICKET WILL PERMIT TWO PERSONS TO ATTEND.

ADMISSION TO THE MEETING WILL BE ON A FIRST-COME, FIRST-SERVED BASIS. REGISTRATION WILL BEGIN AT 9:00 A.M., AND SEATING WILL BEGIN AT 9:30 A.M.

CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

MYLAN LABORATORIES INC.

1500 Corporate Drive
Canonsburg, PA 15317

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

       The 2004 Annual Meeting of Shareholders of Mylan Laboratories Inc. (the “Company”) will be held at the Hilton Garden Inn, 1000 Corporate Drive, Canonsburg, Pennsylvania on Friday, July 30, 2004, at 10:00 a.m. (Eastern time), for the following purposes:

•	to elect 11 directors, each for a term of one year; and

•	to consider and act upon such other business as may properly come before the meeting.

      Shareholders of record of the Company’s common stock at the close of business on June 11, 2004 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

      We will make available, for at least ten days before the Annual Meeting, during normal business hours, a complete list of the shareholders entitled to vote at the Annual Meeting. You may examine the list for any purpose related to the Annual Meeting. The list will be available at our offices, located at 1500 Corporate Drive, Canonsburg, Pennsylvania.

      Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly. Returning the proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

By order of the Board of Directors,

Roger L. Foster
Senior Vice President, General
Counsel and Corporate Secretary

June 25, 2004

YOUR VOTE IS IMPORTANT

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

i

MYLAN LABORATORIES INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

July 30, 2004

VOTING RIGHTS, PROXIES AND SOLICITATION

General

      We are furnishing this Proxy Statement to shareholders of Mylan Laboratories Inc., a Pennsylvania corporation (“Mylan” or the “Company”), in connection with the solicitation of proxies by our Board of Directors for use at our 2004 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on Friday, July 30, 2004, at 10:00 a.m. Eastern time, at the Hilton Garden Inn, 1000 Corporate Drive, Canonsburg, Pennsylvania, for the purposes set forth in the accompanying Notice of Annual Meeting. We are mailing this Proxy Statement and the enclosed proxy card to shareholders on or about June 28, 2004.

      Our Board of Directors has fixed the close of business on June 11, 2004 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the close of business on the Record Date, there were 268,560,330 shares of our common stock, par value $.50 per share (“Common Stock”), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Quorum

      Holders of a majority of the outstanding shares of our Common Stock entitled to vote on the Record Date must be present in person or represented by proxy to constitute a quorum. Proxies marked as abstaining and proxies returned by brokers as “non-votes” because they have not received voting instructions from the beneficial owners of the shares will be treated as shares present for purposes of determining the presence of a quorum.

Voting

      You may vote on matters to come before the meeting in three ways:

•	You may come to the Annual Meeting and cast your vote in person;

•	You may vote electronically over the Internet, by following the instructions on the enclosed proxy card; or

•	You may vote by signing and returning the proxy card by mail.

      If you vote by using the enclosed proxy card, the individuals named on the card will vote your shares in the manner you indicate. If you do not specify voting instructions, then the proxy will be voted in accordance with recommendations of the Board of Directors, as described in this Proxy Statement. If any other matter properly comes before the Annual Meeting, the designated proxies will vote on that matter in their discretion.

      If you come to the Annual Meeting to cast your vote in person and you are holding your stock in a brokerage account (“street name”), you will need to bring a legal proxy obtained from your broker. If you vote electronically, you should NOT return your proxy card. If you are a beneficial owner, or own your shares in “street name”, please contact your broker or nominee to determine whether you will be able to vote over the Internet.

      We encourage you to vote by proxy even if you plan to attend the meeting, to ensure that your shares are represented at the meeting and voted as directed. Please return the card in a timely manner.

Revoking a Proxy

      You may revoke your proxy at any time before it is voted by submitting another properly-executed proxy showing a later date, by casting a new vote over the Internet, by filing a written notice of revocation with the Secretary of Mylan at the address shown on the cover page or by attending the Annual Meeting and voting in person.

Votes Required

      You may vote either “FOR” or “WITHHOLD” with respect to each nominee for the Board. The 11 director nominees who receive the highest number of votes will be elected to the Board. Votes of “WITHHOLD” and broker non-votes have no legal effect on the election of directors. Approval of any other matters to be considered by the shareholders will require the affirmative vote of at least a majority of the votes cast by all shareholders and entitled to vote. In these instances, an abstention would have the same effect as a vote against the proposal. Broker non-votes would not be counted for or against any such proposals. All votes will be tabulated by the inspectors of election, who will be representatives of the Company and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Proxy Solicitation

      As stated above, Mylan is soliciting this proxy on behalf of its Board of Directors. The Company will bear the cost of the solicitation of proxies for use at the Annual Meeting. In addition to solicitation by mail, employees of the Company may solicit proxies from shareholders by telephone, facsimile, e-mail or in person. We will ask brokerage houses and other nominees, custodians and fiduciaries to forward proxy soliciting material and our 2004 Annual Report to Shareholders to the beneficial owners of the shares of our Common Stock held of record by them, and we will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so. In addition, we have engaged Morrow & Co., Inc. to assist in soliciting proxies from brokers, banks and other nominee holders of our Common Stock at a cost of approximately $6,000 plus expenses.

Stock Split

      On October 8, 2003, the Company effected a three-for-two split of its common stock. All share and per share amounts included in this Proxy Statement have been adjusted for all periods to reflect the stock split.

ITEM 1 — ELECTION OF DIRECTORS

      Mylan’s Board of Directors currently consists of 11 members. Our directors are elected to serve for a one-year term and until his or her successor is duly elected and qualified. John C. Gaisford, M.D., who has served on our Board for 12 years, has decided not to stand for re-election and will resign effective as of the date of the Annual Meeting. The other ten individuals currently serving as directors have been nominated to serve on the Board, as has Rod Piatt, whose nomination was recommended by Robert J. Coury, Mylan’s Vice Chairman and Chief Executive Officer. Each of the nominees has consented to act as a director of Mylan if elected. If, however, a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Board or, as an alternative, the Board may reduce the number of directors to be elected at the Annual Meeting. Unless marked to the contrary, proxies received from shareholders will be voted in favor of these nominees.

Director Nominees

      Information about each director nominee is set forth below, including the nominee’s principal occupation and business experience, other directorships, age and tenure on the Company’s Board.

		Director	Principal Occupation and Business Experience; Other
Nominee	Age	Since	Directorships

Milan Puskar	69	1976	Chairman of the Board of Mylan (since 1993); CEO of Mylan (1993-2002); President of Mylan (1976-2000); Vice Chairman of Mylan (1980-1993); Vice President and General Manager of the Cincinnati division of ICN Pharmaceuticals Inc., a specialty pharmaceutical company now known as Valeant Pharmaceuticals International (1972-1975); various positions with Mylan Pharmaceuticals Inc., now a wholly-owned subsidiary of the Company, including Secretary-Treasurer and Executive Vice President (1961-1972); Director of Centra Bank, Inc. and Centra Financial Holdings, Inc.
Robert J. Coury	43	2002	Vice Chairman of the Board of Mylan (since March 2002) and Chief Executive Officer of Mylan (since September 2002); founder, Chief Executive Officer and principal owner of Coury Consulting, L.P., a Pittsburgh, Pennsylvania corporate advisory firm (1989-2002).
Wendy Cameron	44	2002	Director and Co-Owner of Cam Land LLC, a harness racing business in Washington, Pennsylvania (since January 2003); Vice President, Divisional Sales & Governmental Affairs, Cameron Coca-Cola Bottling Company, Inc. (1981-1998).
Laurence S. DeLynn	79	1975	Retired Consultant (since prior to 1999); Director of Monongahela Hospital Foundation and a Director of Wellness Community — Southwest Florida.
Douglas J. Leech, C.P.A.[1]	49	2000	Chairman, President and Chief Executive Officer of Centra Bank, Inc. and Centra Financial Holdings, Inc. (since 1999); former Chief Executive Officer and President of Huntington Banks West Virginia.
Joseph C. Maroon, M.D.	64	2003	Professor, Heindl Scholar in Neuroscience and Vice Chairman of the Department of Neurosurgery, University of Pittsburgh Medical Center (“UPMC”) and other positions at UPMC (since 1998).
Rod Piatt, C.P.A.	51	N/A	President and owner of Horizon Properties, a real estate and development company (1996-present); President of Corporate Drive Associates Inc. (2000- 2003); Vice Chairman of Community Bank N.A., a publicly-held national bank in Carmichaels, Pennsylvania.

(1) This and the other C.P.A. distinctions in this Proxy Statement refer to “inactive” status.

		Director	Principal Occupation and Business Experience; Other
Nominee	Age	Since	Directorships

Patricia A. Sunseri	64	1997	Senior Vice President, Public Relations of Mylan (since 2003); Senior Vice President, Investor and Public Relations of Mylan (2001-2003); Vice President of Investor and Public Relations of Mylan (1989-2001).
C.B. Todd	70	1993	Retired; President and Chief Operating Officer of Mylan (2001-2002); positions with Mylan in various capacities from 1970 until his initial retirement in 1999, including Senior Vice President (1987-1999), President, Mylan Pharmaceuticals (1991-1999), Senior Vice President, Mylan Pharmaceuticals (1987-1991) and Vice President-Quality Control, Mylan Pharmaceuticals (1978-1987).
Randall L. Vanderveen, Ph.D., R.Ph.	53	2002	Dean of the School of Pharmacy and Graduate School of Pharmaceutical Science and Professor of Pharmacy at Duquesne University, Pittsburgh, Pennsylvania (since 1998); Assistant Dean and Associate Professor at Oregon State University, Portland, Oregon (1988-1998).
Stuart A. Williams, Esq.	50	2001	Chief Legal Officer of Mylan (since 2002); member of the law firm of DKW Law Group, PC (formerly Doepken Keevican & Weiss), Pittsburgh, Pennsylvania (1999-2002); former partner with the law firm of Eckert Seamans Cherin & Mellott, Pittsburgh, Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

Meetings of the Board

      In fiscal 2004, our Board met nine times. In addition to meetings of the Board, directors attended meetings of individual Board committees. In fiscal 2004, all of the directors attended at least 75% of the Board meetings and meetings of Board committees of which they were a member. In addition to board and committee meetings, directors are expected to attend the Annual Meeting. All 11 directors attended the 2003 Annual Meeting of Shareholders.

Board Committees

      The principal standing committees of the Board include the Audit Committee, Compensation Committee and Governance and Nominating Committee.

      Audit Committee. The Audit Committee’s responsibilities include the appointment, compensation, retention and oversight of the Company’s independent auditor; reviewing with the independent auditor the scope of the audit plan and audit fees; and reviewing the Company’s financial statements and related disclosures. The Committee met on five occasions during fiscal 2004. The Committee operates under a written charter adopted by the Board of Directors, and the charter currently in effect is attached as Annex A to this Proxy Statement. The Committee is currently comprised of Mr. Leech (Chairman), Mr. DeLynn and

Dr. Gaisford,2 all of whom are independent directors as defined in the New York Stock Exchange listing standards applicable to the Company (the “NYSE rules”). The Board of Directors has determined that Mr. Leech is an “audit committee financial expert”, as that term is defined in the rules of the Securities and Exchange Commission (the “SEC”). For additional information, see “Report of the Audit Committee of the Board of Directors”.

      Compensation Committee. The Compensation Committee establishes and regularly reviews the Company’s compensation philosophy, strategy, objectives and ethics and determines the compensation payable to the Chief Executive Officer. The Committee also administers the Company’s equity compensation and benefit plans. The Committee met on six occasions during fiscal 2004. The Committee operates under a written charter adopted by the Board of Directors, and is currently comprised of Mr. DeLynn (Chairman), Ms. Cameron and Dr. Gaisford,3 all of whom are independent directors as defined in the NYSE rules. For additional information, see “Report of the Compensation Committee of the Board of Directors”.

      Governance and Nominating Committee. The Governance and Nominating Committee is responsible for the nomination of candidates for the Board and the oversight of all aspects of the Company’s corporate governance initiatives. The Committee met on two occasions during fiscal 2004. The Committee operates under a written charter adopted by the Board of Directors, and the charter currently in effect is attached as Annex B to this Proxy Statement. The Committee is currently comprised of Mr. Leech (Chairman), Ms. Cameron and Dr. Gaisford,4 all of whom are independent directors as defined in the NYSE rules.

      For purposes of identifying individuals qualified to become members of the Board, the Governance and Nominating Committee have adopted the following criteria with regard to traits, abilities and experience that the Board looks for in determining candidates for election to the Board:

•	Directors should be of the highest ethical character and share the values of the Company.

•	Directors should have personal and/or professional reputations that are consistent with the image and reputation of the Company.

•	Each Director should have relevant expertise and experience and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•	Each Director should have the ability to exercise sound business judgment.

      In addition, a majority of the members of the Board should be “independent,” not only as that term may be defined legally or mandated by the NYSE rules, but also without the appearance of any conflict in serving as a director. For a director to be considered independent, the Board must determine that he or she does not have any material relationship, with the Company, either directly or indirectly (other than in his or her capacity as a director).

      The Committee will consider nominees for director who are properly recommended by the shareholders of the Company in accordance with SEC requirements and the NYSE rules. Recommendations, which must include written materials with respect to the potential candidate, must be sent in accordance with the procedures described below under the heading “Shareholder Proposals for the 2005 Annual Meeting”. Shareholder nominees for director who meet the Committee’s director qualifications will be considered by the Chairman of the Committee, who will present the information on the shareholder nominee to the entire Committee.

(2)	As noted above, Dr. Gaisford will resign effective as of the date of the Annual Meeting. The Board intends to appoint a director to succeed him on the Committee at that time.

(3)	Please see note 2.

(4)	Please see note 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Directors, Nominees and Executive Officers

      The following table sets forth information regarding the beneficial ownership of our Common Stock as of June 20, 2004 by our Chief Executive Officer and the other Named Executive Officers listed in the Summary Compensation Table below, by our directors and our other nominee to the Board and by all directors and executive officers of the Company as a group (based on 268,582,080 shares of Common Stock outstanding as of such date). For purposes of this table, and in accordance with SEC rules, shares are considered “beneficially owned” if the person directly or indirectly has sole or shared power to vote or direct the voting of the securities or has sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that he or she has the right to acquire within 60 days after June 20, 2004.

	Number of Shares	Percentage
Name	of Common Stock	of Class

Edward J. Borkowski, C.P.A.(1)	270,817	*
Wendy Cameron(2)	114,375	*
Robert J. Coury(3)	1,391,174	*
Louis J. DeBone(4)	1,251,849	*
Laurence S. DeLynn(5)	600,375	*
John C. Gaisford, M.D.(6)	93,314	*
Douglas J. Leech, C.P.A.(7)	150,750	*
Joseph C. Maroon, M.D.(8)	45,000	*
John P. O’Donnell, Ph.D.(9)	747,898	*
Rod Piatt, C.P.A.	5,000	*
Milan Puskar	5,327,602	2.0%
Patricia A. Sunseri(10)	713,460	*
C.B. Todd(11)	923,963	*
Randall L. Vanderveen, Ph.D., R.Ph.(12)	106,875	*
Stuart A. Williams, Esq.(13)	547,144	*
All directors and executive officers as a group (25 persons)(14)	14,460,420	5.3%

*	Less than 1%.

(1)	Consists of: (i) 45,000 shares of restricted stock granted under the Company’s 2003 Long-Term Incentive Plan; (ii) 225,000 shares issuable pursuant to options that may be exercised within 60 days; and (iii) 817 shares held in Mr. Borkowski’s 401(k) account.

(2)	Includes 106,875 shares issuable pursuant to options that may be exercised within 60 days.

(3)	Consists of: (i) 247,500 shares of restricted stock granted under the Company’s 2003 Long-Term Incentive Plan; (ii) 1,141,875 shares issuable pursuant to options that may be exercised within 60 days; and (iii) 1,799 shares held in Mr. Coury’s 401(k) account.

(4)	Includes: (i) 90,000 shares of restricted stock granted under the Company’s 2003 Long-Term Incentive Plan; (ii) 1,113,750 shares issuable pursuant to options that may be exercised within 60 days; (iii) 11,899 shares held in Mr. DeBone’s 401(k) account; and (iv) 2,450 shares held by Mr. DeBone’s wife.

(5)	Includes 196,875 shares issuable pursuant to options that may be exercised within 60 days.

(6)	Includes 90,000 shares issuable pursuant to options that may be exercised within 60 days.

(7)	Includes 140,625 shares issuable pursuant to options that may be exercised within 60 days.

(8)	Consists of shares issuable pursuant to options that may be exercised within 60 days.

(9)	Includes: (i) 45,000 shares of restricted stock granted under the Company’s 2003 Long-Term Incentive Plan; (ii) 691,875 shares issuable pursuant to options that may be exercised within 60 days; and (iii) 4,348 shares held in Dr. O’Donnell’s 401(k) account.

(10)	Includes 8,774 shares held in Ms. Sunseri’s 401(k) account.

(11)	Includes: (i) 322,202 shares issuable pursuant to options that may be exercised within 60 days (options for 29,702 of which shares are held by Mr. Todd’s wife); and (ii) 1,584 shares held by Mr. Todd’s wife.

(12)	Consists of shares issuable pursuant to options that may be exercised within 60 days.

(13)	Includes: (i) 45,000 shares of restricted stock granted under the Company’s 2003 Long-Term Incentive Plan; and (ii) 466,875 shares issuable pursuant to options that may be exercised within 60 days.

(14)	See notes (1) through (13). Also includes: (i) an additional 2,090,227 shares issuable pursuant to options that may be exercised within 60 days; and (ii) an additional 22,566 shares held in the other executive officers’ 401(k) accounts.

Security Ownership of Certain Beneficial Owners

      As of June 20, 2004, based on Schedules 13D and 13G filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), there are no persons known to management who beneficially own more than five percent of our Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC within specified due dates reports of ownership and reports of changes of ownership of our Common Stock and our other equity securities. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on reports and written representations furnished to us by these persons, we believe that all of our directors and executive officers complied with these filing requirements during fiscal 2004, except that a Form 4 to report a purchase by David Springgate, Vice President of Information Technology, in November 2003 was inadvertently filed two weeks late.

EXECUTIVE OFFICERS

      The names, ages and positions of our executive officers as of June 20, 2004 are as follows:

Robert J. Coury	43	Vice Chairman and Chief Executive Officer
Edward J. Borkowski, C.P.A.	44	Chief Financial Officer
Louis J. DeBone	58	President and Chief Operating Officer
Mark W. Fitch	55	Vice President, Manufacturing Operations and Executive Vice President-Operations, Mylan Pharmaceuticals Inc.
Roger L. Foster, Esq	57	Senior Vice President, General Counsel and Corporate Secretary
Sharad K. Govil, Ph.D.	48	Vice President; and President, Mylan Technologies Inc.
David L. Kennedy, Esq.	50	Vice President of Corporate Taxation
Harry A. Korman	46	Vice President; and President, UDL Laboratories, Inc.
James J. Mauzey	55	Senior Vice President; and President, Mylan Bertek Pharmaceuticals Inc.
J. Mark Morgan	50	Vice President, Finance
John P. O’Donnell, Ph.D.	58	Chief Scientific Officer
Frank R. Sisto	55	Vice President of Regulatory Affairs
Gary E. Sphar, C.P.A.	50	Vice President and Corporate Controller
David B. Springgate	44	Vice President of Information Technology
Collette Taylor, Esq.	41	Vice President of Human Resources
Stuart A. Williams, Esq.	50	Chief Legal Officer

      See “Item 1 — Election of Directors — Director Nominees” for a description of the recent business experience of Mr. Coury and Mr. Williams.

      Mr. Borkowski has served as Mylan’s Chief Financial Officer since March 2002. Prior to joining Mylan, beginning in 1999, he was employed by the Consumer Healthcare Group of Pharmacia Corporation, a pharmaceutical company that merged with Pfizer in 2003, where he served as Assistant Vice President, North American Finance and Administration and later as Vice President, Global Finance and Information Technology. He served in various finance positions for Wyeth, a company specializing in pharmaceuticals, consumer health care products, and animal health care products (then known as American Home Products Corporation), from 1992 to 1999.

      Mr. DeBone began his employment with Mylan in 1976. Prior to assuming his present position as President and Chief Operating Officer, he served as Senior Vice President and President of Mylan Pharmaceuticals Inc. from 1999 to 2002. Mr. DeBone has also served at Mylan Pharmaceuticals Inc. as Vice President-Operations, Vice President-Quality Control and from 1976 until 1986 as Director of Manufacturing.

      Mr. Fitch joined Mylan in 1997. Prior to assuming his present position, in 2002, as Vice President, Manufacturing Operations and Executive Vice President-Operations, Mylan Pharmaceuticals Inc., he served as Vice President-Operations, Mylan Pharmaceuticals Inc. Prior to joining Mylan, Mr. Fitch held senior manufacturing management positions at Knoll Pharmaceutical Co., a U.S. subsidiary of BASF Pharma, and Schering-Plough Corp., a worldwide research-based pharmaceutical company.

      Mr. Foster has been employed by Mylan since 1984. Prior to assuming his present position as Senior Vice President and General Counsel, he served as Director of Legal Services and as Director of Governmental Affairs and Regulatory Affairs. Mr. Foster became Corporate Secretary in February 2001.

      Dr. Govil joined Mylan in 1992. Prior to assuming his present position as Vice President of Mylan and President of Mylan Technologies Inc., a wholly-owned subsidiary of the Company, he served in various senior management positions for Mylan Technologies including Vice President, Pharmaceutical Development, Vice President and General Manager and Executive Vice President and General Manager.

      Mr. Kennedy has been employed by Mylan since April 2003. Prior to joining Mylan, Mr. Kennedy served as the Vice President and General Tax Counsel of ArvinMeritor Inc., a worldwide automotive manufacturer and supplier, from July 2000 to April 2003, before which he served as General Tax Counsel of Meritor Automotive Inc. (which merged with Arvin Industries Inc. in 2000 to form ArvinMeritor) since October 1997.

      Mr. Korman joined Mylan in 1996. Prior to assuming his present position in January 2001 as Vice President of the Company and President of UDL Laboratories, Inc. (“UDL”), a wholly-owned subsidiary of the Company, he served as Vice President of Sales and Marketing of Mylan Pharmaceuticals Inc. from 1997 to December 2000. Mr. Korman began working at UDL in 1988, serving as Vice President of Sales until 1996 when Mylan acquired UDL.

      Mr. Mauzey, who has resigned effective as of June 30, 2004, was employed by Mylan since October 2000. Prior to assuming his position as Senior Vice President, and President of the Company’s branded subsidiary, Mylan Bertek Pharmaceuticals Inc., he served as Chief Executive Officer of Innovex Worldwide, Quintiles Transnational Corporation, a contract sales organization that provides services to drug and medical device companies, from 1999 to September 2000. From 1994 to 1999, Mr. Mauzey was the Chairman and Chief Executive Officer of Alteon, Inc., a company engaged in the development of drugs to treat the complications of diabetes and age-related diseases.

      Mr. Morgan joined Mylan in February 2004. Prior to joining Mylan, Mr. Morgan served as Vice President of Finance for the global research division of Pfizer Inc., a worldwide research-based pharmaceutical company, from 2000 to 2004, and beginning in 1992, he served as Senior Director of Finance of Warner-Lambert prior to its 2000 merger with Pfizer.

      Dr. O’Donnell has been employed by Mylan since 1983. Prior to assuming his present position in April 2002 as Chief Scientific Officer, he served as Executive Vice President, Research and Development and Quality Assurance from January 2001 to April 2002. He served as Vice President of Research and Development and Quality Assurance from 1991 to December 2000, and prior to 1991 he was Executive Director of Research and Development for Mylan Pharmaceuticals Inc.

      Mr. Sisto has served as Mylan’s Vice President of Regulatory Affairs since 2003. From 1995 to 2003, he held various positions with Mylan Pharmaceuticals Inc., including Executive Director, Vice President and Executive Vice President. Prior to joining Mylan, Mr. Sisto held various positions in regulatory affairs at Glaxo Inc., A.H. Robins Co. and Bristol Laboratories.

      Mr. Sphar has been employed in various accounting and finance positions by Mylan since 1992. Prior to assuming his present position as Vice President, Corporate Controller, he served as Vice President-Finance of Mylan Pharmaceuticals Inc. from January 2001 to March 2002. Prior to 2001, he served as Director of Corporate Finance.

      Mr. Springgate joined Mylan in July 2003, before which he was a management consultant with Deloitte & Touche from July 2002 to July 2003. From July 2001 to July 2002, he served as the Chief Financial Officer and Chief Information Officer for MPI Research, a preclinical contract research organization, and from July 1998 to July 2001, he was the President of eCaribou, Inc., a software enterprise.

      Ms. Taylor has been employed by Mylan since March 2004. Prior to joining Mylan, Ms. Taylor led the human resources and administrative functions at Golin/ Harris International, a Chicago-based global public relations company, from 1993 to 2003. From 1989 to 1993, she served as Vice President of Human Resources for the Chicago-based LIT America, a futures and options trading firm.

      No family relationships exist between any of our executive officers, directors or director nominees. Officers of Mylan who are appointed by the Board of Directors can be removed by the Board of Directors, and officers appointed by the Vice Chairman and Chief Executive Officer can be removed by him.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information regarding the compensation earned by our Chief Executive Officer and the four other most highly compensated individuals who served as executive officers of Mylan at the end of fiscal 2004 (collectively, the “Named Executive Officers”) for each of the Company’s last three completed fiscal years:

		Annual Compensation					Long-Term Compensation

							Restricted	Securities
	Fiscal				Other Annual		Stock	Underlying	All Other
Name and Principal Position	Year	Salary		Bonus	Compensation		Awards(1)	Options	Compensation(2)

Robert J. Coury	2004	$1,100,008		$2,000,000	—		$6,150,375	—	$27,220
Vice Chairman and	2003	$623,100	(3)	$1,800,000	$57,103	(4)	—	1,350,000	$10,800
Chief Executive Officer	2002	—		—	—		—	—	—
Edward J. Borkowski, C.P.A.	2004	$325,000		$350,000	—		$1,118,250	—	$24,920
Chief Financial Officer	2003	$300,000		$300,000	$176,242	(6)	—	—	$10,983
	2002	$23,080	(5)	—	—		—	337,500	—
Louis J. DeBone	2004	$600,028		$625,000	—		$2,236,500	—	$19,320
President and	2003	$462,000		$625,000	—		—	675,000	$18,800
Chief Operating Officer	2002	$300,000		$375,000	—		—	—	$71,700
John P. O’Donnell, Ph.D.	2004	$350,012		$375,000	—		$1,118,250	—	$24,120
Chief Scientific Officer	2003	$350,000		$350,000	—		—	450,000	$23,100
	2002	$250,000		$250,000	—		—	—	$78,900
Stuart A. Williams, Esq.	2004	$400,036		$425,000	—		$1,118,250	—	$28,420
Chief Legal Officer	2003	$350,000		$850,000	—		—	—	$13,300
	2002	$28,300	(7)	$28,300	—		—	466,875	$500

(1)	The shares of restricted stock issued to the Named Executive Officers vest on August 21, 2006. The number and value of the restricted shares held as of March 31, 2004 were: Robert J. Coury: 247,500/ $5,625,675; Edward J. Borkowski: 45,000/ $1,022,850; Louis J. DeBone: 90,000/ $2,045,700; John P. O’Donnell: 45,000/ $1,022,850; and Stuart A. Williams: 45,000/ $1,022,850. The officers receive dividends paid on these shares.

(2)	For fiscal 2004, consists of $12,120 of contributions to the Mylan Laboratories Inc. Profit Sharing 401(k) Plan for each Named Executive Officer, and amounts accrued under the Company’s Supplemental Health Insurance Program for Mr. Coury ($15,100), Mr. Borkowski ($12,800), Mr. DeBone ($7,200), Dr. O’Donnell ($12,000) and Mr. Williams ($16,300).

(3)	Mr. Coury joined the Company as Chief Executive Officer in September 2002.

(4)	Includes $55,210 relating to use of the corporate aircraft, pursuant to Mr. Coury’s employment agreement. No amount was reported under “Other Annual Compensation” in the Company’s 2003 proxy statement, as the amount was calculated to be less than the reportable threshold. The revised amount is contained in the table above.

(5)	Mr. Borkowski joined the Company as Chief Financial Officer in March 2002.

(6)	Includes a payment of $170,826 for relocation expenses.

(7)	Mr. Williams joined the Company as Chief Legal Officer in March 2002.

Option/ SAR Grants in Fiscal 2004

      Mylan’s 2003 Long Term Incentive Plan (the “2003 Plan”) currently authorizes the issuance of up to an aggregate of 22,500,000 shares of Mylan’s common stock to key employees, consultants, independent contractors and non-employee directors of Mylan and its subsidiaries. No grants of stock options or stock appreciation rights were made to any of the Named Executive Officers in fiscal 2004.

Aggregated Option Exercises in Fiscal 2004 and Fiscal Year-End Option Values

      The following table shows: (i) the number of shares of Common Stock acquired by each Named Executive Officers upon the exercise of Company stock options during fiscal 2004, (ii) the aggregate dollar value realized by each Named Executive Officer upon such exercise, (iii) the number of all exercisable and unexercisable stock options held by each Named Executive Officer at the end of fiscal 2004 and (iv) the value of all such options that were “in-the-money” (i.e., the market price of the Common Stock was greater than the exercise price of the options) at the end of fiscal 2004.

	Number of		Number of Shares		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money
	Acquired	Value	Options at End of Fiscal 2004		Options at End of Fiscal 2004
Name	on Exercise	Realized(1)	Exercisable/Unexercisable		Exercisable/Unexercisable(2)

Robert J. Coury	—	—	916,875	/ 450,000	$8,032,458	/ $3,952,508
Edward J. Borkowski, C.P.A.	—	—	225,000	/ 112,500	$2,032,249	/ $1,017,619
Louis J. DeBone	135,000	$2,165,090	888,750	/ 225,000	$10,129,928	/ $2,328,255
John P. O’Donnell, Ph.D.	180,000	$2,584,800	541,875	/ 150,000	$5,973,101	/ $1,552,170
Stuart A. Williams, Esq.	—	—	466,875	/ 0	$4,245,319	/ $0

(1)	Calculated by determining the difference between the fair market value of the securities underlying the options and the exercise or base price of the options at exercise, exclusive of the value of any related payment or other consideration provided or to be provided to the Named Executive Officer, whether in payment of the exercise price or related taxes.

(2)	Calculated based on the closing market price of the Common Stock of $22.73 on March 31, 2004, less the amount required to be paid upon exercise of the option.

Equity Compensation Plan Information

      The following table shows information about the securities authorized for issuance under Mylan’s equity compensation plans as of March 31, 2004:

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued	Weighted-Average	Future Issuance Under
	upon Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	22,829,908	$13.99	21,807,000
Equity compensation plans not approved by security holders	—	N/A	—

Total	22,829,908	$13.99	21,807,000

Compensation of Directors

      The Company’s non-employee directors receive $36,000 per year in cash compensation, and are reimbursed for actual expenses relating to meeting attendance. Mr. Puskar receives an additional $200,000 per year for his service as Chairman. Non-employee directors are also eligible to receive stock options or other awards under the 2003 Plan at the discretion of the full Board of Directors. No additional compensation is paid for service on any committee of the Board.

      Under service benefit agreements entered into with Mylan, each of Mr. DeLynn and Dr. Gaisford is entitled to receive $18,000 annually, payable in monthly installments, for a 10-year period beginning on the date on which his service to Mylan ends. Upon his death or at his election, the aggregate amount of any unpaid benefit is payable in a lump sum, discounted to the present value at the per annum rate of 7%.

Employment Contracts and Change-in-Control Arrangements

      The Company entered into employment agreements with each of the Named Executive Officers in 2002, and such agreements were modified in December 2003. Each agreement provides for the payment of a minimum base salary, as well as eligibility to receive a discretionary bonus and fringe benefits of employment as are customarily provided to senior executives of the Company. Mr. Coury’s agreement also provides for a guaranteed bonus. Unless earlier terminated, extended or renewed, the agreements with Mr. Coury and Dr. O’Donnell expire in 2007, the agreements with Messrs. Borkowski and DeBone expire in 2005 and the agreement with Mr. Williams expires in 2004. Each agreement contains customary non-competition and non-solicitation provisions. The agreements generally terminate prior to the expiration date without breach by any party in the event of the death of the officer or his resignation for good reason. The Company may also terminate each agreement for cause. If an executive resigns for good reason or is discharged by the Company without cause, the executive may receive severance payments, as well as continued participation in certain compensation and employee benefit plans.

      Mylan also entered into transition and succession agreements with each of the Named Executive Officers in December 2003. Under the terms of these agreements, both Mr. Coury’s and Mr. Williams’ employment would terminate upon a change of control, and each would receive a lump sum severance payment and the continuation of health and insurance benefits for him and his family for a three-year period. The agreements for Messrs. Borkowski and DeBone and Dr. O’Donnell provide that if such executive’s employment is terminated other than for cause or if such executive terminates his employment voluntarily for good reason or for any reason within 90 days following the first anniversary of a change of control, he would receive a lump sum severance payment, as well as the continuation of health and insurance benefits for him and his family for a three-year period.

      In addition, under the Salary Continuation Plan approved by the Board of Directors, the Company has entered into Retirement Benefit Agreements with Mr. DeBone and Dr. O’Donnell, which provide for fixed annual payments to these executives of $100,000 commencing upon termination of employment with Mylan. These payments are payable over a ten-year period. Upon the executive’s death following his retirement or at the election of the executive, the aggregate amount of the unpaid benefit is payable in a lump sum, discounted to the present value at the per annum rate of 7%. If either executive dies prior to retirement, his beneficiaries will receive (under life insurance policies purchased by Mylan) a lump sum payment of $1,250,000.

Compensation Committee Interlocks and Insider Participation

      None of the members of our Compensation Committee has ever been an employee of Mylan, and none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The following Report of the Compensation Committee of the Board of Directors does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates such information by reference.

      During fiscal 2004, the Compensation Committee was comprised of three non-employee directors, Laurence S. DeLynn (Chairman), Wendy Cameron and John C. Gaisford, M.D. The purpose of the Compensation Committee is to, among other things, determine and approve Chief Executive Officer compensation and recommend Board and Board committee compensation, as well as to oversee the issuance of stock options and other awards to eligible participants and review and administer the Company’s incentive and stock option plans.

      For fiscal 2004, the primary elements of Mylan’s compensation program consisted of base salary, short-term incentive compensation and long-term incentive compensation. The Compensation Committee believes this compensation program was a significant factor contributing to Mylan’s success this past year.

      The Compensation Committee’s compensation policies applicable to Mylan’s executive officers are to:

•	provide compensation to executive officers at such levels as will enable Mylan to attract and retain individuals of the highest caliber,

•	compensate executive officers in a manner best calculated to recognize individual, group and company performances, and

•	seek to align the interests of employees with the interests of Mylan’s shareholders.

      During fiscal 2004, the salaries and bonuses of executive officers other than the Chief Executive Officer were governed generally by the officers’ employment agreements and determined by Robert J. Coury, and were based upon various factors such as responsibilities, positions and individual performances. In its compensation decisions, the Compensation Committee also made awards under the Company’s 2003 Long-Term Incentive Plan. The Compensation Committee’s primary objectives when making grants under the 2003 Plan were to allow employees to participate in the success of Mylan through stock ownership, to provide a strong and direct link between employee compensation and the interests of shareholders and to encourage recipients to focus on the long-term performance of the Company. The number of shares of common stock that were the basis of awards were determined by the individual’s position within the Company and his or her level of responsibility.

      Robert J. Coury has been serving as Mylan’s Chief Executive Officer since September 1, 2002, pursuant to the terms of an Employment Agreement. Under Mr. Coury’s Employment Agreement, his base salary for service as Chief Executive Officer during fiscal 2004 was fixed at a bi-weekly rate of $42,308. Future salary adjustments will be based upon the requirements of the Employment Agreement as well as the Compensation Committee’s evaluation of Mr. Coury’s performance. Mr. Coury’s total bonus for fiscal 2004 of $2,000,000 includes a guaranteed bonus of $1,100,000 to which he was entitled under his Employment Agreement as well as a $900,000 discretionary bonus awarded to him by the Compensation Committee, as contemplated by the Employment Agreement. In reaching its decision to award this bonus, the Compensation Committee considered subjective factors such as Mr. Coury’s leadership, guidance and ethics; his establishment of policies, directives, and organizational goals to position the Company for growth; and his development of a comprehensive strategy to maximize the potential of a variety of business opportunities.

      Lastly, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), restricts the deductibility for federal income tax purposes of the compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers of a public company for any fiscal year to the extent that such compensation for any one of them exceeds $1,000,000 and does not qualify as “performance-based” as defined under the Code. The Board and the Compensation Committee have taken actions intended to increase Mylan’s opportunity to deduct compensation paid to executive officers for federal income tax purposes. The Compensation Committee intends to obtain the fullest compensation deduction possible without breaching Mylan’s contractual commitments or sacrificing the flexibility needed to recognize and reward desired performance.

BY THE COMPENSATION COMMITTEE:

Laurence S. DeLynn, Chairman
Wendy Cameron
John C. Gaisford, M.D.

STOCK PERFORMANCE GRAPH

      Set forth below is a performance graph comparing the cumulative total returns (assuming reinvestment of dividends) for the five fiscal years ended March 31, 2004, of $100 invested on March 31, 1999 in Mylan’s common stock, the Dow Jones U.S. Pharmaceuticals Index and the Standard & Poor’s 500 Composite Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

AMONG MYLAN LABORATORIES INC., THE S & P 500 INDEX
AND THE DOW JONES US PHARMACEUTICALS INDEX

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The following Report of the Audit Committee of the Board of Directors does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates such information by reference.

      The Audit Committee is currently comprised of three independent directors and operates under a written charter adopted by the Board of Directors in accordance with current rules of the New York Stock Exchange.

      Management is responsible for Mylan’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of Mylan’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States), and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors regarding Mylan’s audited consolidated financial statements. These discussions covered the quality, as well as the acceptability, of Mylan’s financial reporting practices and the completeness and clarity of the related financial disclosures. Management represented to the Audit Committee that Mylan’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      Mylan’s independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence. Deloitte & Touche LLP, Mylan’s independent auditors, stated in the written disclosures that in their judgment they are, in fact, independent. The Audit Committee concurred in that judgment of independence.

      Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Mylan’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004, which was filed with the Securities and Exchange Commission.

      The Audit Committee also considered whether non-audit services provided to Mylan by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP. The Audit Committee believes that the provision of those services in fiscal 2004 by Deloitte & Touche LLP is compatible with maintaining its independence.

BY THE AUDIT COMMITTEE:

Douglas J. Leech, Chairman
Laurence S. DeLynn
John C. Gaisford, M.D.

INDEPENDENT AUDITORS

      Deloitte & Touche LLP (“D&T”) served as the independent auditors of Mylan during fiscal 2004.

      Details about the nature of the services provided by, and the fees the Company paid to, D&T for such services during fiscal 2004 are set forth below. The Audit Committee expects to appoint auditors for the Company’s fiscal 2005 consolidated financial statements at its July 2004 meeting.

      Representatives of D&T are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

      The following table presents fees billed for professional services rendered by D&T for fiscal 2004 and 2003.

	Fiscal 2004	Fiscal 2003

Audit Fees	$440,000	$431,000
Audit-Related Fees(1)	$83,000	$139,000
Tax Fees(2)	$276,000	$320,000
All Other Fees(3)	$1,129,000	$501,000

Total Fees	$1,928,000	$1,391,000

(1)	Audit-related fees in fiscal 2004 and 2003 principally related to audits and other services related to the Company’s employee benefit plans, statutory audit requirements and SEC filings.

(2)	Tax fees in fiscal 2004 and 2003 related primarily to tax return preparation and tax compliance support services.

(3)	All other fees in fiscal 2003 related mainly to assistance in preparing for our enterprise resource planning (ERP) system initiative; all other fees in fiscal 2004 related primarily to assistance in preparing for our ERP initiative and our quality assurance and compliance system.

      The Audit Committee has adopted a policy regarding pre-approval of audit, audit-related, tax and other services that the independent auditor may perform for the Company. Under the policy the Audit Committee must pre-approve on an individual basis any requests for audit, audit-related, tax and other services not covered by certain services that are pre-approved annually by the Company. The policy also prohibits the engagement of the independent auditor for non-audit related financial information systems design and implementation, for certain other services considered to have an impact on independence and for all services prohibited by the Sarbanes-Oxley Act of 2002. All services performed by D&T during fiscal 2004 were pre-approved by the Audit Committee in accordance with its policy.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During a portion of fiscal 2004, Mylan maintained approximately $10.0 million on deposit with Centra Bank, Inc., which represented approximately 4% of the Bank’s total deposits. Mr. Leech serves as Centra Bank’s Chief Executive Officer. As of March 31, 2004, Mylan had no deposits with Centra Bank.

      During fiscal 2004, the Company retained the services of Coury Investment Advisors, Inc., a corporation 100% owned by two brothers of Mr. Coury. In accordance with a Consulting and Counseling Agreement between the parties, Coury Investment Advisors rendered investment advisory services and was paid $25,000 each calendar quarter. The agreement may be terminated by the Company on 90 days’ notice.

      Also during fiscal 2004, Coury Financial Group, the principals of which are two brothers of Mr. Coury, served as the broker in connection with securing the Company’s dental insurance plan for employees. Coury Financial Group received no remuneration from Mylan.

      From March 2003 until September 2003, the Company leased office space from Corporate Drive Associates, L.P. (“CDA, L.P.”), the general partner of which was Corporate Drive Associates, Inc. (“CDA, Inc.”), a company by which Mr. Piatt had previously been employed as president. Mylan paid rent during that period in the aggregate amount of approximately $131,000. In October 2003, a wholly-owned subsidiary of the Company purchased the building in which the office space was located for $15 million. In connection with the building acquisition, the subsidiary had an independent appraiser value the property. Mr. Piatt is no longer employed by, or otherwise affiliated with, CDA, L.P. or CDA, Inc., and both entities have been dissolved.

COMMUNICATIONS WITH DIRECTORS

      Shareholders may contact the Board of Directors or the non-employee directors as a group, at the following address:

Board of Directors c/o Secretary
or
Non-Employee Directors c/o Secretary
Mylan Laboratories Inc.
1500 Corporate Drive
Canonsburg, Pennsylvania 15317.

      Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Company’s Board using the above address. All communications received as set forth above will be opened by the office of the Secretary for the purpose of determining whether the contents represent a message to our directors. Materials that are not in the nature of advertising or promotions of a product or service or patently offensive will be forwarded to the Board or to each director who is a member of the group or committee to which the envelope is addressed.

2005 SHAREHOLDER PROPOSALS

      If you wish to submit proposals for possible inclusion in Mylan’s 2005 Proxy Statement, you must do so on or before February 28, 2005. Additionally, under the Company’s By-laws, a Mylan shareholder of record at the time of giving notice of the annual meeting who is entitled to vote at the annual meeting may request that business be brought before the annual meeting by delivering to Mylan a timely notice setting forth each matter the shareholder proposes to bring before the meeting. The notice must describe, in reasonable detail, the business to be brought before the meeting and the reasons for conducting such business. The notice also must set forth the name and address (as they appear in Mylan’s records) of the shareholder and the beneficial owner, if any, on whose behalf the proposal is made; the class and number of shares of Mylan that are owned beneficially and of record by the shareholder and any such beneficial owner; and any material interest of such shareholder or such beneficial owner in the proposed business. To be timely, the notice must be received by Mylan’s corporate secretary not less than 120 calendar days prior to the annual meeting. In addition, the Mylan by-laws provide that a Mylan shareholder of record at the time of giving the notice discussed below and who is eligible to vote for the election of directors at the annual meeting, may submit nominations of persons for election as directors by delivering a timely notice, setting forth the following: name and address (as they appear in Mylan’s records) of the shareholder and the beneficial owner, if any, on whose behalf the nomination is made; a representation that the shareholder giving the notice is a holder of record of Mylan’s common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; the class and number of shares owned beneficially and of record by the shareholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; a description of all arrangements or understandings between or among any of the shareholder giving notice, the beneficial owner on whose behalf notice is given, each nominee, and any other person (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving notice; such other information regarding each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; and the signed consent of each nominee to serve as a Director if elected. To be timely, the notice must be received by Mylan’s corporate secretary not less than 120 calendar days prior to the annual meeting.

OTHER MATTERS

      On the date of this Proxy Statement, the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the meeting, the proxies solicited hereby will be voted in accordance with the best judgment of the person or persons voting such proxies.

By order of the Board of Directors,

Roger L. Foster
Senior Vice President, General
Counsel and Corporate Secretary

ANNEX A

MYLAN LABORATORIES INC.

CHARTER OF THE AUDIT COMMITTEE

Authority:

      The Board of Directors (the “Board”) of Mylan Laboratories Inc. (the “Company”) has established the Audit Committee (the “Committee”).

      This Charter of the Audit Committee (this “Charter”) was adopted by the Board on April 27, 2000, and amended on February 9, 2001, June 4, 2001 and July 25, 2003. This Charter defines the duties and responsibilities of the Committee and specifies the areas in which the Committee will operate.

Purpose:

      The Committee shall assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board.

Duties and Responsibilities:

      The Committee shall have the following duties and responsibilities:

(a) to exercise its ultimate authority over appointment, compensation, retention, replacement and oversight of the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the issuer and the registered public accounting firm shall report directly to the Committee. In exercising this authority, the Committee will (A) discuss and consider the auditor’s written affirmation that the auditor is in fact independent; (B) discuss the nature and conduct of the audit process; (C) receive and review all reports; and (D) provide the independent accountant with full access to the Committee and the Board to enable him to report on any and all appropriate matters;

(b) to approve in advance all auditing services and permitted non-audit services to be performed by the registered public accounting firm. Under no circumstances is the Committee allowed to engage the registered public accounting firm to perform prohibited services as outlined in Securities and Exchange Commission rules;

(c) to establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

(d) to establish hiring policies, compliant with governing laws and regulations, for employees or former employees of the Company’s registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the issuer;

(e) to discuss with management and the auditors the quality and adequacy of the Company’s internal controls, including management’s report on internal controls and the independent auditor’s attestation on managements assertions as required by Securities and Exchange Commission rules;

(f) to establish an internal audit function and provide guidance and oversight to the internal audit function of the Company, including review of the organization, plans and results of such activity;

(g) to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal audit function and the management of the Company. In discharging this oversight role or as it otherwise deems necessary or appropriate, the Committee is empowered to investigate any matter brought to its attention, with full power to retain independent legal, accounting or other advisors for this purpose;

(h) to seek to ensure that the outside auditor remains independent by

(1) requiring the outside auditor to submit annually a written statement delineating all relationships between the outside auditor and the Company as required by Independent Standards Board Standard No. 1;

(2) discussing with the outside auditor its independence, including by regularly engaging the outside auditor in a dialogue regarding any disclosed relationships or services between the Company and management which may impact the objectivity and independence of the outside auditor;

(3) recommending that the Board take appropriate action in response to the outside auditor’s report to satisfy itself of the outside auditor’s independence; and

(4) otherwise discussing with the outside auditor all matters required to be discussed by SAS 61.

(i) to review and update this Charter at least annually and recommend any proposed changes to the Board for approval;

(j) to discuss with management the status of pending litigation, taxation matters and other areas of oversight assigned to the legal and compliance area as may be appropriate;

(k) to review the financial statements with management and the independent auditor, including quarterly reviews. Such reviews should include discussions of significant accounting policies, estimates and judgments, any changes in the Company’s selection and application of accounting principles and major financial and accounting risk exposures and the steps management has taken to control them (including off-balance sheet structures);

(l) to provide at least one written report annually to the Board describing the Committee’s

(1) historical and planned activities for carrying out the Committee’s duties and responsibilities;

(2) appraisal of the financial reporting processes and systems of internal accounting controls;

(3) selection, appointment and engagement of the outside auditor; and

(4) assessment of the adequacy of this Charter;

(m) to make recommendations to the Board as to whether the Company’s audited financial statements should be included in its annual report on Form 10-K on the basis of (A) the Committee’s review of such audited financial statements; (B) its discussion with management regarding such audited financial statements; (C) its discussion with the outside auditor regarding the independence of the outside auditor and the matters required to be discussed under SAS 61; and (D) its review of the outside auditor’s written statement as required by Independent Standards Board Standard No. 1;

(n) to prepare annually a report for enclosure with the proxy statement that reports to the shareholders on such matters as are required under the rules of the Securities and Exchange Commission as in effect from time to time; and

(o) to prepare annually a confirmation to the New York Stock Exchange confirming such matters as are required under rules of the New York Stock Exchange as in effect from time to time.

Membership:

      The Board shall elect not less than three (3) of its members to serve as the Committee, one of whom shall be designated by the Board to serve as chairman.

      Each of the members shall be independent, as determined in accordance with the rules of the New York Stock Exchange and the Securities and Exchange Commission as in effect from time to time. In addition, in accordance with the rules of the New York Stock Exchange and the Securities and Exchange Commission as

in effect from time to time, at least one member shall have accounting or related financial management expertise to meet the requirements of a financial expert and each other member shall be financially literate and able to read and understand financial statements at the time of their appointment. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

      Vacancies on the Committee shall be filled by a vote of the Board. The Board may remove a member of the Committee. Any member of the Committee may resign therefrom at any time by delivering a letter of resignation to the chairman of the Board with a copy to the Secretary. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective has not been specified therein, then it shall take effect immediately upon its receipt by the chairman of the Board; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Committee Resources:

      The Committee shall have the authority to retain such advisors and employ such resources as are necessary to fulfill its mandates under this Charter.

Committee Meeting and Action:

      (a) The Committee, in its entirety, shall meet at least quarterly, or more frequently as circumstances warrant.

      (b) The Committee shall meet with the outside auditor and with management to review the results of the audit of the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, prior to the issuance of such annual financial statements to the public; such review will include a discussion of earnings press releases, including pro-forma or adjusted non-GAAP information, and other information or earnings guidance given to analysts and ratings agencies as required by New York Stock Exchange rules.

      (c) The Committee shall meet with the outside auditor and with management to review the Company’s quarterly reports on Form 10-Q prior to their filing with the Securities and Exchange Commission; such review will include a discussion of earnings press releases, including pro-forma or adjusted non-GAAP information, and other information or earnings guidance given to analysts and ratings agencies as required by New York Stock Exchange rules.

      (d) The Committee shall meet at least once annually or upon the request of any Board member in separate sessions, with any member of management, the internal audit function and the outside auditor to discuss any matter brought forth by any of such parties.

Duties and Responsibilities of the Board:

      The Board shall

(a) elect members to the Committee and conduct oversight of the activities of the Committee;

(b) ensure that adequate resources are available to the Committee for proper discharge of its duties and responsibilities;

(c) provide timely written disclosure to the applicable governing or administrative forums of any determination that the Board has made regarding

(1) the independence of the members of the Committee;

(2) the financial literacy of the members of the Committee;

(3) the accounting or related financial management expertise of the financial expert of the Committee; and

(4) the annual review and reassessment of the adequacy of this Charter as well as an annual self-evaluation.

(d) ensure this Charter is posted on the Company’s Web site as required by the rules of the New York Stock Exchange.

Limitation of Committee’s Role:

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ANNEX B

MYLAN LABORATORIES INC.

CHARTER OF THE GOVERNANCE & NOMINATING COMMITTEE

As Amended July 26, 2002

Authority:

      The Board of Directors (the “Board”) by resolution dated April 27, 2000, established the Governance and Nominating Committee (the “Committee”).

      The Committee Charter was adopted by the Board on April 27, 2000 and is hereby amended to redefine the duties and responsibilities of the Committee and specify the areas in which the Committee will operate.

Purpose:

      The Committee shall assist the Board in fulfilling its fiduciary responsibilities by making recommendations to the Board with respect to:

(a) candidates for membership on the Board and nominations for membership to the Board;

(b) the Company’s corporate governance plans, policies and programs;

(c) Board practices, policies, and procedures;

(d) the function, structure, purpose, and membership of Board committees; and

(e) the reliability and timeliness of financial reporting of the results of business activity.

Duties and Responsibilities:

      The Committee shall consider the following in its preparation for making recommendations to the Board:

(a) preferred eligibility qualifications for potential candidates for Board membership;

(b) candidates for appointment or election as a Director;

(c) a policy and procedure by which candidates identified by shareholders and others will be considered for nomination;

(d) the size, structure, and composition of the Board;

(e) the standards and policies with respect to significant social, political, charitable and ethical matters;

(f) the number, nature and evaluation of Board committees;

(g) review of the Company’s By-laws; and

(h) policies with respect to succession planning at the Board and senior executive levels.

Membership:

      The Board shall elect not less than two (2) Directors to serve on the Committee and the Committee will elect a chairman. The term of each member will coincide with the member’s term as a Director. At least two members will be non-employee Directors.

      Vacancies on the Committee shall be filled by the vote of the Board. The Board may remove a member of the Committee. Any member of the Committee may resign therefrom at any time by delivering a letter of resignation to the Chairman with a copy to the Secretary. Any such resignation shall take effect at the time specified therein, or, if the time when it shall become effective shall not be specified therein, then it shall take

B-1

effect immediately upon its receipt by the Chairman; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Committee Resources:

      The Committee shall have authority to retain such advisors and employ such resources as are necessary for fulfilling its mandates under this Charter.

Committee Meeting and Action:

      (a) a majority of all of the members of the Committee may fix its rules of procedure;

      (b) the Committee will meet at such times and places as it deems necessary;

      (c) regular meetings of the Committee shall be scheduled and held with scheduling preference given to those dates upon which there is a regularly scheduled meeting of the Board of Directors;

      (d) the Committee may hold special meetings via telephone or in person;

      (e) a majority of the members of the Committee shall constitute a quorum;

      (f) any action adopted by a majority of the Committee Members, at a meeting at which a quorum is present, will be an act of the Committee;

      (g) the Committee may act through unanimous written consent in lieu of any meeting; and

      (h) special meetings may be called by the Chairman or a majority of the members of the Committee.

B-2

ANNUAL MEETING OF SHAREHOLDERS OF

MYLAN LABORATORIES INC.

July 30, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Elect eleven directors, each for a term of one year:

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:
¢ Milan Puskar
¢ Robert J. Coury
¢ Wendy Cameron
¢ Laurence S. DeLynn
¢ Douglas J. Leech
¢ Joseph C. Maroon, M.D.
¢ Rod Piatt
¢ Patricia A. Sunseri
¢ C.B. Todd
¢ Randall L. Vanderveen, Ph.D.
¢ Stuart A. Williams, Esq.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

This proxy is solicited on behalf of the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. This proxy will be voted FOR Item 1 if no choice is specified.

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote or act at said meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, or any of them, may lawfully do by virtue hereof. Receipt is hereby acknowledged of the notice of annual meeting and proxy statement of Mylan Laboratories Inc.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MYLAN LABORATORIES INC.

Annual Meeting of Shareholders
Friday, July 30, 2004

ADMISSION TICKET

* REQUIRED FOR MEETING ATTENDANCE * PERMITS TWO TO ATTEND *

0

PROXY – MYLAN LABORATORIES INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD FRIDAY, JULY 30, 2004

     The undersigned hereby appoints MILAN PUSKAR and PATRICIA SUNSERI, and each with full power to act without the other, as proxies, with full power of substitution, for and in the name of the undersigned to vote and act with respect to all shares of common stock of MYLAN LABORATORIES INC. (“Mylan”) standing in the name of the undersigned on June 11, 2004, or with respect to which the undersigned is entitled to vote and act, at the Annual Meeting of Shareholders of Mylan to be held Friday, July 30, 2004, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present, and particularly, but without limiting the generality of the foregoing:

(Continued and to be signed on the reverse side)

SEE REVERSE
SIDE

ANNUAL MEETING OF SHAREHOLDERS OF

MYLAN LABORATORIES INC.

July 30, 2004

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

â Please detach along perforated line and mail in the envelope provided IF you are not voting via Internet. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Elect eleven directors, each for a term of one year:

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:
¢ Milan Puskar
¢ Robert J. Coury
¢ Wendy Cameron
¢ Laurence S. DeLynn
¢ Douglas J. Leech
¢ Joseph C. Maroon, M.D.
¢ Rod Piatt
¢ Patricia A. Sunseri
¢ C.B. Todd
¢ Randall L. Vanderveen, Ph.D.
¢ Stuart A. Williams, Esq.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

This proxy is solicited on behalf of the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. This proxy will be voted FOR Item 1 if no choice is specified.

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote or act at said meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, or any of them, may lawfully do by virtue hereof. Receipt is hereby acknowledged of the notice of annual meeting and proxy statement of Mylan Laboratories Inc.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.